                               PURCHASE AGREEMENT
                               ------------------

THIS  AGREEMENT  dated  as  of  the  28th  day  of  December,  2001.


BETWEEN:

        LORNE  B.  WARREN,  of P.O. Box 662, Smithers, British Columbia,
        -----------------
        Canada  V0J 2N0

        (hereinafter  called  the  "Vendor")
                                                               OF THE FIRST PART

AND:

        BAYMONT EXPLORATIONS INC., having its registered office at Suite
        -------------------------
        1880, 1055 West
        Georgia  Street,  Vancouver,  BC  V6E  3P3

        (hereinafter  called  the  "Purchaser")
                                                              OF THE SECOND PART

WHEREAS:

A. The Vendor is the sole beneficial owner of the mineral claims described in Schedule "A" hereto (the "Property");

B. The Vendor wishes to sell a 75% undivided interest in and to the Property to the Purchaser and the Purchaser wishes to acquire such interest pursuant to the terms and conditions hereinafter set out;


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

VENDOR'S  REPRESENTATIONS  AND  WARRANTIES
------------------------------------------

1.     The  Vendor  represents  and  warrants  to  the  Purchaser  that:

  (a) He is the sole beneficial owner of a 100% interest in and to the Property;

  (b) The claims comprising the Property have been, to the best of the information and belief of the Vendor, properly located and staked and recorded in compliance with the laws of the jurisdiction in which they are situate, are accurately described in Schedule "A" and are valid and subsisting mineral claims as at the date of this Agreement;

  (c) The Property is in good standing under all applicable laws and regulations, all assessment work required to be performed and filed has been performed and filed, all taxes and other payments have been paid and all filings have been made;

  (d) The Property is free and clear of any encumbrances, liens or charges and neither the Vendor nor, to the best of the Vendor=s knowledge, any of his predecessors in interest or title, have done anything whereby the Property may be encumbered; and

  (e) He has the right to enter into this Agreement and to deal with the Property in accordance with the terms of this Agreement, there are no disputes over the title to the Property, and no other party has any interest in the Property or the production therefrom or any right to acquire any such interest.


PURCHASER'S  REPRESENTATIONS  AND  WARRANTIES
---------------------------------------------

2.     The  Purchaser  represents  and  warrants  to  the  Vendor  that:

  (a) it has been duly incorporated, amalgamated or continued and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, amalgamation or continuation;

  (b) it has duly obtained all corporate authoriza-tions for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Purchaser or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which the Purchaser is a party or by which it is bound or to which it or the Property may be subject; and

  (c) no proceedings are pending for, and the Purchaser is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Purchaser or the placing of the Purchaser in bankruptcy or subject to any other laws governing the affairs of insolvent corporations.

SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES
----------------------------------------------

3. The representations and warranties in this Agreement shall survive the closing of this transaction and shall apply to all assignments, conveyances, transfers and documents delivered in connection with this Agreement and there shall not be any merger of any representations and warranties in such assignments, conveyances, transfers or documents notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived. The Vendor shall have the right to waive any representation and warranty made by the Purchaser in the Vendor's favour without prejudice to any of its rights with respect to any other breach by the Purchaser and the Purchaser shall have the same right with respect to any of the Vendor's representations in the Purchaser's favour.

PURCHASE  AND  SALE
-------------------

4. The Vendor hereby sells and assigns and the Purchaser hereby purchases a 75% undivided interest in and to the Property for the sum of $2,500 US payable on or before January 25, 2002.

FURTHER  ASSURANCES
-------------------

5. Upon payment of the Purchase Price the Vendor shall execute or cause to be executed a Bill of Sale or such other documents as the Purchaser may reasonably require transferring a 75% undivided interest in and to the Property to the Purchaser or its nominee which the Purchaser shall be at liberty to record forthwith. The parties shall execute all further documents or assurances as may be required to carry out the full intent of this Agreement.

JOINT  VENTURE  AGREEMENT
-------------------------

6. Concurrently with the execution of this Agreement, the parties shall execute a Joint Venture Agreement in the form attached hereto as Schedule "B".

NOTICE
------

7. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered, telegraphed or telecopied to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or telegraphed or, if given by telecopier, shall be deemed conclusively to be the next business day. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

PAYMENT
-------

8. All references to monies hereunder will be in United States funds. All payments to be made to any party hereunder may be made by cheque mailed or delivered to such party to its address for notice purposes as provided herein.

ENTIRE  AGREEMENT
-----------------

9. This Agreement constitutes the entire agreement between the parties and replaces and supercedes all agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or express or implied, statutory or otherwise, between the parties with respect to the subject matter herein.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                     -4-
GENDER
------

10. Wherever the singular or neuter are used herein the same shall be deemed to include the plural, feminine or masculine.

ENUREMENT
---------

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.


SIGNED SEALED & DELIVERED
BY LORNE B. WARREN
in the presence of:

/s/ Robert C. Anderson                         /s/ Lorne B. Warren
_______________________________               _______________________________
Signature of Witness                          LORNE B. WARREN

Robert C. Anderson
_______________________________
Name of Witness

Box 662, Smithers B.C
_______________________________
Address  of  Witness

V0J 2N0
_______________________________



BAYMONT EXPLORATIONS INC.
by its authorized signatory:

/s/ Alfredo De Lucrezia
_______________________________

Signature of Authorized Signatory

_______________________________

Name of Authorized Signatory

_______________________________

Position of Authorized Signatory

                         SCHEDULE  "A"
                         -------------


                         THE  PROPERTY
                         -------------


Claim  Name     Grant  Number     Expiry  Date
-----------     -------------     ------------
BOR5            372948            October  21,  2003
BOR  6          372949            October  21,  2003
BOR  7          372958            October  21,  2003
BOR  8          372959            October  21,  2003




all  located  in  the  Omineca  Mining  District,  British  Columbia.

                            SCHEDULE  "B"
                            -------------


                       JOINT  VENTURE  AGREEMENT
                       -------------------------